http://schemas.microsoft.com/office/word/2003/wordml2450

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  October 9, 2017

                           UNITED CANNABIS CORPORATION
                   -------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Colorado
                ------------------------------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                              301 Commercial Rd., Unit D
      000-54582                    Golden, CO 80401               46-5221947
----------------------   -----------------------------------  ------------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On October 9, 2017 Earnest Blackmon resigned as the Company's Principal Financial and Accounting Officer. Following his resignation, the Company appointed John Walsh as the Company's Principal Financial and Accounting Officer.

     John Walsh (age 72) is a former partner of the international accounting firm of Touche Ross & CO. (now Deloitte Touche Tohmatsu Limited), and has over 40 years of experience in the accounting and financial services industry, including reporting requirements and GAAP oversight for publicly registered companies. Since 1998, and subsequent to his professional association with Deloitte, he has provided independent consulting services to such companies as AT&T Broadband (now Comcast), the Casualty Insurance Division of CNA Financial, the Construction Division of Lafarge North America, and Crown Media (the Hallmark cable and movie channel). At Crown Media, Mr. Walsh served as their interim Chief Financial Officer for a three-year period. Prior to joining United Cannabis Corporation, he served, between December 2013 and January 2017, as an accounting consultant to a public company that provided cultivation facility leasing and fulfilment series to license holders of retail and medical marijuana outlets in the state of Colorado. The Company believes that his accounting and financial industry experience, coupled with his public company reporting knowledge in the cannabis industry, enables Mr. Walsh to be a valuable member of the Company's management.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED CANNABIS CORPORATION


Dated:  October 10, 2017              By: /s/ Chad Ruby
                                          ------------------------------------
                                          Chad Ruby
                                          Chief Operating Officer
























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